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                                                                    EXHIBIT 10.5



                               W. R. GRACE & CO.

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                           1989 STOCK INCENTIVE PLAN

                    (As amended through September 28, 1996)















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                               W. R. GRACE & CO.

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                           1989 STOCK INCENTIVE PLAN

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         1. Purposes: The purposes of this Plan are (a) to enable Key Persons to have incentives related to Common Stock, (b) to encourage Key Persons to increase their interest in the growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Key Persons, (c) to further the identity of interests of Key Persons with the interests of the Company's shareholders, and (d) to induce the service or continued service of Key Persons and to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent individuals.

         2. Definitions: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section 2.

         Board of Directors: The Board of Directors of the Company.

         Cessation of service (or words of similar import): When a person ceases to be an employee of, or consultant to, the Company or a Subsidiary; provided, however, in the case of an Incentive Stock Option, "cessation of service" (or words of similar import) shall mean when a person ceases to be an employee of the Company or a Subsidiary.

         Code: The Internal Revenue Code of 1986, as amended.

         Common Stock: The common stock of the Company, par value $0.01 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of section 8.

         Company: W. R. Grace & Co., a Delaware corporation.

         Fair Market Value: (a) The mean between the high and low sales prices of a share of Common Stock as reported on the Consolidated Transactions Tape for securities listed on the New York Stock Exchange for the applicable date or, if no sales of shares of Common Stock were reported for such date, for the next preceding date for which such

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sales were so reported, or (b) the fair market value of a share of Common Stock determined in accordance with any reasonable method approved by the Incentive Commit tee.

         Grace-New York: Fresenius National Medical Care Holdings, Inc., a New York corporation which was formerly the sole shareholder of the Company and was formerly known as "W. R. Grace & Co."

         Incentive Committee: The committee designated by the Board of Directors to administer stock incentive and stock option plans of the Company and its subsidiaries generally or this Plan specifically.

         Incentive Stock Option: A stock option which states that it is an incentive stock option and which is intended to meet the requirements of
Section 422A of the Code and the regulations thereunder applicable to incentive stock options, as in effect from time to time.

         Issuance (or words of similar import): The issuance of authorized but unissued Common Stock or the transfer of issued Common Stock held by the Company or a Subsidiary.

         Key Employee: An employee of the Company or a Subsidiary who is a Key Person.

         Key Person: An employee of, or consultant to, the Company or a Subsidiary who, in the opinion of the Incentive Committee, has contributed or can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The grant of a Stock Incentive to an employee or consultant shall be deemed a determination by the Incentive Committee that such person is a Key Person.

         Non-Statutory Stock Option: An Option which is not an Incentive Stock Option or another form of statutory stock option (within the meanings of sections 422, 423 and 424 of the Code and the regulations thereunder, as in effect from time to time).

         Option: An option granted under this Plan to purchase shares of Common Stock.

         Plan: The 1989 Stock Incentive Plan of the Company herein set forth, as the same may from time to time be amended.

         Rule 16b-3: Rule 16b-3 of the Securities and Exchange Commission (or any successor provision in effect at the applicable time).

         Service: Service to the Company or a Subsidiary as an employee or consultant. "To serve" has a correlative meaning.

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         Stock Award: An issuance of shares of Common Stock at the time the
Stock Incentive is granted or as soon thereafter as practicable, or an undertaking (other than an Option) to issue such shares in the future.

         Stock Incentive: A stock incentive granted under this Plan in one of the forms provided for in section 3.

         Subsidiary: A corporation (or other form of business association) of which shares (or other ownership interests) having 50% or more of the voting power regularly entitled to vote for directors (or equivalent management rights) are owned, directly or indirectly, by the Company; provided however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in section 425(f) of the Code and the regulations thereunder, as in effect from time to time.

         3. Grants of Stock Incentives:

         (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, and from time to time, grant Stock Incentives under this Plan to, and only to, Key Persons; provided, however, that Incentive Stock Options may be granted to, and only to, Key Employees.

         (b) The Incentive Committee may grant a Stock Incentive to be effective at a specified future date or upon the future occurrence of a specified event. For the purposes of this Plan, any such Stock Incentive shall be deemed granted on the date it is effective. An agreement or other commitment to grant a Stock Incentive in the future to a person who is a Key Person or will be a Key Person at the time the grant is intended to become effective shall not be deemed the grant of a Stock Incentive until the date on which the Incentive Committee makes such grant effective.

         (c) Stock Incentives may be granted in the following forms:

                  (i)      a Stock Award, or

                  (ii)     an Option, or

                  (iii)    a combination of a Stock Award and an Option.

         4. Stock Subject to this Plan:

         (a) Subject to the provisions of paragraphs (c) and (d) of this section 4 and the provisions of section 8, the maximum number of shares of Common Stock which may be

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issued pursuant to Stock Incentives granted under this Plan shall not exceed
7,500,000 shares of Common Stock.

         (b) Authorized but unissued shares of Common Stock and issued shares of Common Stock held by the Company or a Subsidiary, whether acquired specifically for use under this Plan or otherwise, may be used for purposes of this Plan; provided, however, that any shares acquired or held by the Company or a Subsidiary, or otherwise reserved, for the purposes of this Plan shall, unless and until issued to a Key Person in accordance with the terms and conditions of a Stock Incentive, be and at all times remain available for any corporate purpose.

         (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued and shall cease to be issuable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company or a Subsidiary for any reason, such shares shall no longer be charged against the limitation provided for in paragraph (a) of this section 4 and may again be made subject to Stock Incentives.

         (d) For purposes of this section 4, Common Stock shall include shares of common stock, par value $1.00 per share, of Grace-New York issued or transferred pursuant to Stock Incentives granted under this Plan as in effect prior to its assumption by the Company; provided that the number of shares of Common Stock that may be issued or transferred following the effective date of the adoption and assumption of this Plan by the Company (as specified in section 9) pursuant to Stock Incentives granted under this Plan shall not exceed 3,359,264 shares.

         5. Stock Awards: Except as otherwise provided in section 12, Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

         (a) For the purposes of this Plan, all shares of Common Stock subject to a Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued to the Key Person and whether or not such shares are subject to restrictions which affect their value.

         (b) Shares of Common Stock subject to a Stock Award may be issued to the Key Person at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time. In the event that any such issuance shall not be made at the time the Stock Award is granted, the Stock Award may provide for payment to such Key Person, either in cash or shares of Common Stock, of amounts not exceeding the dividends which would have been payable to such Key Person in respect of such shares (as adjusted under section 8) if such shares had been issued to such Key Person at the time such Stock Award was granted. Any Stock Award may provide that the value of any

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shares of Common Stock to be issued under the terms of such Stock Award may be paid in cash, on each date on which shares would otherwise have been issued, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been issued.

         (c) The material terms of each Stock Award shall be determined by the Incentive Committee. Each Stock Award shall be evidenced by a written instrument consistent with this Plan. A Stock Award (i) may be made contingent upon the attainment of a specified performance objective or objectives, (ii) may be subject to restrictions on the sale or other disposition of the Stock Award or of the shares issued pursuant to such Stock Award, and (iii) may include restrictions and limitations in addition to those provided for in this Plan.

         (d) Stock Awards shall be granted for such lawful consideration as may be provided for in the Stock Award.

         6. Options: Except as otherwise provided in section 12, Stock Incentives in the form of Options shall be subject to the following provisions:

         (a) Subject to the provisions of paragraph (f) of this section 6, the purchase price per share of Common Stock shall be not less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The Option may provide for the purchase price to be paid (i) in cash, or (ii) in shares of Common Stock (including shares issued pursuant to a Stock Award granted subject to restrictions as provided for in paragraph (c) of section 5), or (iii) in a combination of cash and such shares. Any shares of Common Stock delivered to the Company in payment of the purchase price shall be valued at their Fair Market Value on the date of exercise. No certificate for shares of Common Stock shall be issued upon the exercise of an Option until the purchase price for such shares has been paid in full.

         (b) If so provided in the Option, the Company shall, upon the request of the holder of the Option and at any time and from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the purchase price of such shares, or (ii) issue shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess, or (iii) pay such excess by a combination of money and shares.

         (c) Each Option may be exercisable in full at the time of grant, or may become exercisable in one or more installments and at such time or times or upon the occurrence of such events, as may be specified in the Option. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.


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         (d) Each Option shall be exercisable during the life of the optionee only by him and, after his death, only by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution. An Option, to the extent that it shall not have been exercised or cancelled, shall terminate as follows after the optionee ceases to serve: (i) if the optionee shall voluntarily cease to serve without the consent of the Incentive Committee or shall have his service terminated for cause, the Option shall terminate immediately upon cessation of service; (ii) if the optionee shall cease to serve by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary, the Option shall terminate three years after the date on which he ceased to serve, and (iii) except as provided in the next sentence, in all other cases the Option shall terminate three months after the date on which the optionee ceased to serve unless the Incentive Committee shall approve a longer period (which approval may be given before or after cessation of service), not to exceed, however, three years. If the optionee shall die or become incapacitated during the three-month period (or such longer period as the Incentive Committee may approve) referred to in the preceding clause (iii), the Option shall terminate three years after the date on which he ceased to serve. A leave of absence for military or governmental service or other purposes shall not, if approved by the Incentive Committee (which approval may be given before or after the leave of absence commences), be deemed a cessation of service within the meaning of this paragraph (d). Notwithstanding the foregoing provisions of this paragraph (d) or any other provision of this Plan, no Option shall be exercisable after expiration of a period of ten years and one month from the date the Option is granted. Where a Non-Statutory Stock Option is granted for a term of less than ten years and one month, the Incentive Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years and one month from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

         (e) No Option nor any right thereunder may be assigned or transferred except by will or the laws of descent and distribution.

         (f) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that (i) no Incentive Stock Option may be granted more than ten years after the effective date of this Plan as provided in section 9, (ii) the purchase price per share of Common Stock subject to an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted, and (iii) the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the shares subject to each installment becoming exercisable for the first time in any calendar year under Incentive Stock Options granted, on or after January 1, 1987 (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations), to the Key Employee to whom such Incentive Stock Option is granted, shall not exceed $100,000.

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         (g) The material terms of each Option shall be determined by the
Incentive Committee. Each Option shall be evidenced by a written instrument consistent with this Plan. An Option may include restrictions and limitations in addition to those provided for in this Plan.

         (h) Options shall be granted for such lawful consideration as may be provided for in the Option.

         7. Combinations of Stock Awards and Options: Stock Incentives authorized by paragraph (b)(iii) of section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

         (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option, provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 6.

         (b) Such combination Stock Incentive shall be subject to such other terms and conditions as may be specified therein including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof.

         (c) The material terms of each combination Stock Incentive shall be determined by the Incentive Committee. Each combination Stock Incentive shall be evidenced by a written instrument consistent with this Plan.

         8. Adjustment Provisions:

         (a) In the event that any reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or for shares of the stock or other securities or property of any other corporation or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (i) the number and class of shares or other securities or property that may be issued pursuant to Stock Incentives thereafter granted, (ii) the number and class of shares or other securities or property which have not been issued under outstanding Stock Incentives, (iii) the purchase price to be paid per share or other unit under outstanding Stock Incentives, and (iv) the price to be paid per share or other unit by the Company or a Subsidiary for shares or other securities or property issued pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or

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other securities or property, shall in each case be equitably adjusted as determined by the Incentive Committee.

         (b) In the event that there shall occur any spin-off or other distribution of assets of the Company to its shareholders (including without limitation an extraordinary dividend), (i) the number and class of shares or other securities or property that may be issued pursuant to Stock Incentives thereafter granted, (ii) the number and class of shares or other securities or property which have not been issued under outstanding Stock Incentives, (iii) the purchase price to be paid per share or other unit under outstanding Stock Incentives, and (iv) the price to be paid per share or other unit by the Company or a Subsidiary for shares or other securities or property issued pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted as determined by the Incentive Committee.

         9. Term: This Plan was deemed adopted and became effective on the date it was approved by the shareholders of Grace-New York. This Plan was deemed adopted as to the Company on the date of the adoption and assumption thereof by the Board of Directors and became effective as to the Company on September 28, 1996. No Stock Incentives shall be granted under this Plan after the effective date of the adoption and assumption thereof by the Company.

         10. Administration:

         (a) This Plan shall be administered by the Incentive Committee. No director shall be designated as or continue to be a member of the Incentive Committee unless he shall at the time of designation and at all times during service as a member of the Incentive Committee be a "disinterested person" within the meaning of Rule 16b-3. The Incentive Committee shall have full authority to act in the matter of selection of Key Persons and in granting Stock Incentives to them and such other authority as is granted to the Incentive Committee by this Plan.

         (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to be granted Stock Incentives under this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and its directors, officers, consultants and employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.


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         (c) Members of the Board of Directors and members of the Incentive
Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability in the performance of their duties except as otherwise provided by applicable law.

         11. General Provisions:

         (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the service of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the service of any person with or without cause.

         (b) No shares of Common Stock shall be issued pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

         (c) No person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued to him.

         (d) In the case of a grant of a Stock Incentive to a Key Person of a Subsidiary, such grant may provide for the issuance of the shares covered by the Stock Incentive to the Subsidiary, for such consideration as may be provided, upon the condition or understanding that the Subsidiary will transfer the shares to the Key Person in accordance with the terms of the Stock Incentive.

         (e) In the event the laws of a foreign country, in which the Company or a Subsidiary has employees, prescribe certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, upon the recommendation of the Incentive Committee, may, for the benefit of such employees, amend, in whole or in part, this Plan and may include in such amendment additional provisions for the purposes of qualifying the amended plan and Stock Incentives granted thereunder under such laws of such foreign country; provided, however, that (i) the terms and conditions of a Stock Incentive granted under such amended plan may not be more favorable to the recipient than would be permitted if such Stock Incentive had been granted under this Plan as herein set forth,
(ii) all shares allocated to or utilized for

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the purposes of such amended plan shall be subject to the limitations of section 4, and (iii) the provisions of the amended plan may restrict but may not extend or amplify the provisions of sections 9 and 13.

         (f) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

         (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         12. Acquisitions: If the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company, upon the approval of the Incentive Com mittee, (a) may assume, in whole or in part and with or without modifications or conditions, any stock incentives granted by the acquired company to its directors, officers, employees or consultants in their capacity as such, or (b) may grant new Stock Incentives in substitution therefor. Such assumed or substitute stock incentives may contain terms and conditions inconsistent with the provisions of this Plan, including additional benefits for the recipient, provided that, if such assumed or substitute stock incentives are Incentive Stock Options, such terms and conditions are permitted under the plan of the other company. For the purposes of any applicable plan provision involving time or a date, a substitute stock incentive shall be deemed granted as of the date of grant of the original stock incentive by the other company.

         13. Amendments and Termination:

         (a) This Plan may be amended or terminated by the Board of Directors upon the recommendation of the Incentive Committee; provided that, without the approval of the shareholders of the Company, no amendment shall be made which
(i) causes this Plan to no longer comply with Rule 16b-3 or applicable law,
(ii) permits any person who is not a Key Person to be granted a Stock Incentive (except as otherwise provided in section 12), (iii) amends the provisions of paragraph (a) of section 5 or paragraph (a) or paragraph (f) of section 6 to permit shares to be valued at, or to have a purchase price of, respectively, less than the respective percentages of Fair Market Value specified therein,
(iv) amends section 9 to extend the date set forth therein, or (v) amends this section 13.


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         (b) No amendment or termination of this Plan shall adversely affect any Stock Incentive theretofore granted, and no amendment of any Stock Incentive granted pursuant to this Plan shall adversely affect such Stock Incentive, without the consent of the holder thereof.

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